Capital management (Tables)	12 Months Ended
Mar. 31, 2020
Capital management
Summary of debt ratio information

	March 31,
	2019	2020
Borrowings (Note 32)	1,176,405	1,525,085
Less: Cash and cash equivalents (Note 28)	(2,161,014)	(1,365,370)
Net debt	(984,609)	159,715
Share warrants (Note 36)	383,793	418,265
Equity	2,359,749	1,491,941
Total Equity	2,743,542	1,910,206
Gearing ratio (Net debt / total equity + net debt)	(55.98)%	7.72%